[PIONEER LOGO]


Pioneer Bond
Fund

---------------------
ANNUAL REPORT 6/30/00
---------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         17

Notes to Financial Statements                23

Report of Independent Public Accountants     27

Trustees, Officers and Service Providers     28

Pioneer Family of Mutual Funds               29

Pioneer Bond Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/00
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------

For over a year, the Federal Reserve has been trying to suppress inflationary pressures and restrain economic growth in the U.S. by raising short-term interest rates. Because they represent increased costs, higher interest rates cut into corporate profits.

With the possibility of a slowing economy and an uncertain profit outlook overhanging the stock market, investors shifted from sector to sector in the first half of 2000 looking for attractive opportunities. Heightened stock market volatility was the result. Bonds also lost luster, because existing, lower-paying issues could not compete with the higher rates that now prevail. By summer, we began to see evidence that the Fed's tactics were having some impact, as key statistics hinted at a contraction of the economy's growth rate.

Volatile markets should not sidetrack your plans for dealing with your essential financial goals. Whatever your long-range needs may be - money for a child's education, funding a comfortable retirement, or some other cherished objective - those needs remain in place no matter what the market may do this week or next month. For that reason, it makes sense to focus your investment strategy beyond interim ups and downs.

Mid-year is a good time to talk to your financial representative to review what has been happening and to make sure your strategy is intact. Part of that discussion should be devoted to your portfolio's diversification. Do you have a blend of stocks and bonds that you are comfortable with and that can help you meet your goals? Or is it time to make adjustments? Be sure to include your IRAs and other retirement vehicles when you evaluate your overall portfolio.

I hope you will take time to read the following discussion with Kenneth J. Taubes, co-head of Pioneer's fixed-income team. It's an excellent way to understand Pioneer Bond Fund's performance during the last year and to learn about expectations for the months ahead. If you have questions or would like more information about your fund, visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ John F. Cogan, Jr.
----------------------

John F. Cogan, Jr.
Chairman and President

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/00
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

U.S. Government and Agency    29.1%
AAA                            2.3%
AA                             9.3%
A                             24.0%
BBB                           17.6%
BB                             7.5%
B and lower                   10.0%
Other                          0.2%

[END PLOT POINTS]

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

0-1 Years       0.3%
1-3 Years      14.1%
3-4 Years      15.7%
4-6 Years      39.9%
6-8 Years      16.4%
8+ Years       13.6%

[END PLOT POINTS]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1. Government National Mortgage Association, 7.0%, 1/15/30       3.91%
  2. U.S. Treasury Bonds, 8.0%, 11/15/21                           2.53
  3. U.S. Treasury Bonds, 7.5%, 11/15/16                           2.36
  4. Government National Mortgage Association, 7.5%, 2/15/30       2.35
  5. Ford Capital BV, 9.5%, 6/1/10                                 2.33
  6. Government National Mortgage Association, 7.0%, 8/15/29       2.29
  7. Government National Mortgage Association, 8.0%, 11/15/29      2.06
  8. Government National Mortgage Association, 7.0%, 7/15/29       1.82
  9. American General Finance Corp., 8.125%, 8/15/09               1.76
 10. Government National Mortgage Association I, 8.0%, 5/15/30     1.68

Fund holdings will vary for other periods.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  6/30/00         6/30/99
                            $8.47           $8.94

 Distributions per Share    Income          Short-Term          Long-Term
 (6/30/99 - 6/30/00)        Dividends       Capital Gains       Capital Gains
                            $0.577              -                     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

  Average Annual Total Returns
  (As of June 30, 2000)

             Net Asset     Public Offering
  Period       Value           Price*
  10 Years    6.87%           6.38%
  5 Years     4.70            3.75
  1 Year      1.30           -3.25

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[BAR CHART PLOT POINTS]

Growth of $10,000

                                    Lehman Brothers
                Pioneer             Government/Corporate
                Bond Fund*          Bond Index
6/90             9550               10000
6/91            10518               11020
                11888               12580
                13394               14235
6/94            13226               14028
                14745               15820
                15337               16555
6/97            16424               17836
                18073               19849
                17317               20386
6/00            18555               21263

[END PLOT POINTS]

The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  6/30/00         6/30/99
                            $8.44           $8.91

 Distributions per Share    Income          Short-Term          Long-Term
 (6/30/99 - 6/30/00)        Dividends       Capital Gains       Capital Gains
                            $0.507              -                     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers
Government/Corporate Bond Index.

   Average Annual Total Returns
   (As of June 30, 2000)

                   If          If
  Period          Held      Redeemed*
  Life-of-Fund   4.64%       4.64%
  (4/4/94)
  5 Years        3.88        3.72
  1 Year         0.48       -3.31

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[BAR CHART PLOT POINTS]

Growth of $10,000+

                                    Lehman Brothers
                Pioneer             Government/Corporate
                Bond Fund*          Bond Index
4/94            10000               10000
6/94             9896                9958
                 9906               10044
                10942               11229
                11600               11977
6/96            11286               11752
                11729               12325
                11990               12663
                12713               13527
6/98            13095               14091
                13579               14809
                13170               14471
                13056               14491
6/00            13233               15096

[END PLOT POINTS]

+ Index comparison begins 4/30/94. The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  6/30/00         6/30/99
                            $8.46           $8.89

 Distributions per Share    Income          Short-Term          Long-Term
 (6/30/99 - 6/30/00)        Dividends       Capital Gains       Capital Gains
                            $0.457              -                     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers
Government/Corporate Bond Index.

   Average Annual Total Returns
   (As of June 30, 2000)

                   If           If
  Period          Held      Redeemed*
  Life-of-Fund   2.89%      2.87%
  (1/31/96)
  1 Year         0.36       0.36

* Assumes reinvestment of distributions. A 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[BAR CHART PLOT POINTS]

Growth of $10,000

                                     Lehman Brothers
                Pioneer              Government/Corporate
                Bond Fund*           Bond Index
1/96            10000                10000
                 9679                 9706
                 9700                 9750
                 9831                 9922
                10081                10225
                 9971                10137
6/97            10294                10505
                10607                10873
                10904                11222
                11024                11393
                11233                11691
                11700                12269
12/98           11653                12286
                11515                12139
                11300                12007
                11277                12071
                11179                12022
                11246                12345
6/00            11341                12523

[END PLOT POINTS]

The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------

Extraordinarily strong economic growth and the U.S. Federal Reserve Board's efforts to restrain this growth and limit inflation dominated the fixed income market in the United States during the 12 months ended June 30, 2000. In the following discussion, Kenneth J. Taubes details the factors that influenced your Fund's performance during the fiscal year. Mr. Taubes, co-head of Pioneer's fixed income group, oversees the team responsible for the daily management of Pioneer Bond Fund.

Q: Pioneer Bond Fund achieved positive returns during a period of rising interest rates and falling prices for most types of fixed income investments. What factors most affected performance?

A: The Fund's holdings in long-term Treasury bonds and other types of high-quality long-term investments helped performance. However, corporate bonds in general, especially high yield bonds, lagged Treasuries in performance and detracted from Fund returns. Overall, the Fund's competitive yield overcame price losses to result in positive total returns. On June 30, 2000, the Fund's 30-day SEC yield on Class A shares was 6.83%, an increase from the 6.57% yield on December 31, 1999 and substantially higher than the 5.63% yield a year earlier. For the 12-month period, Class A shares returned 1.30%, Class B shares returned 0.48% and Class C shares had a total return of 0.36%, all at net asset value. In comparison, the average return for the same period of the 173 funds in Lipper, Inc.'s Corporate Debt A-rated category was 2.78%. (Lipper is an independent company that tracks mutual fund performance.)

Q: Especially in the final six months of the period, U.S. Treasuries seemed to gain in price even as most corporate securities lost value. What contributed to this environment?

A: The main factors were the strong economy and the reactions to this strength. We had high rates of Gross Domestic Product (GDP) growth and falling unemployment rates. The Federal Reserve Board became increasingly concerned that the growth rates were unsustainable and could drive up the costs of resources, increasing inflationary pressures. Starting in June 1999, the Fed raised short-term interest rates six different times, by a total of 1.75%. However, during the final six months of the fiscal

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     period, the strong economy resulted in a rising revenue flow to the federal government, which was able to reduce debt by buying back higher-coupon, long-term Treasury bonds. This resulted in rising prices and declining interest rates for both intermediate- and long-term Treasury obligations. As a consequence, the yields on longer-term Treasury obligations actually fell below those of shorter-term government notes. Investors in fixed income securities call this an inversion of the yield curve. Under most conditions the yield curve is characterized by higher yields for longer-maturity securities. While long-term Treasuries rallied, corporate bonds presented a much different situation. Lower credit quality securities in general underperformed Treasuries as investors feared that economic growth would eventually slow and undermine the financial health of companies issuing bonds. Corporate securities, especially high-yielding, lower quality bonds, fell in price and their yields rose. The difference - or spread - between the yields of corporate securities and government securities grew wider and corporate bonds underperformed government bonds of comparable maturities. While investment grade corporate securities also underperformed Treasuries, they still performed better than higher yielding, lower quality bonds. Mortgage securities did better than investment grade corporate bonds, although not as well as Treasuries.

Q:   Did you make any changes in strategy during this period?

A: As the end of the fiscal year approached, the spread widening - or growing difference in yields between Treasuries and non-Treasuries - resulted in extremely attractive yields in the corporate sector, especially the high yield sector. Believing that high yield securities offered very good value after two years of underperformance, we increased our allocation to this sector close to our mandated maximum of 20% of total assets. We did this by redeploying assets, principally from mortgage securities that had been performing well for the Fund. We invested where we saw the greatest relative value at current prices. For the same reason, we also invested in more intermediate-term securities, which had been underperforming. This resulted in a lower average maturity and lower duration for the Fund, which we thought made sense in a period following a rally in long-term Treasuries.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00                              (continued)
--------------------------------------------------------------------------------

Q:   What is your outlook?

A: During the closing months of the last fiscal year, we saw some signs that economic growth was beginning to cool down in the United States. Growth in consumer spending was lower, and the manufacturing sector was beginning to slow. Investors in the bond market are beginning to think that the Fed Board may be approaching the end of its series of interest-rate hikes, although some further rate increases certainly are possible. While we don't think the economy will slow dramatically, we do think growth will become more moderate, providing a better opportunity for a decline in interest rates later in the current fiscal year.

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00
--------------------------------------------------------------------------------

               S&P's/Moody's
Principal      Ratings
Amount         (unaudited)                                                       Value
                              CONVERTIBLE CORPORATE BONDS - 1.0%
$  800,000     B+/B1          Mascotech, Inc., 4.5%, 12/15/03               $  604,000
 1,007,000     BB-/B2         Pogo Producing Co., 5.5%, 6/15/06                840,261
                                                                            ----------
                              Total Convertible Corporate Bonds             $1,444,261
                                                                            ----------
                              (Cost $1,468,178)
                              COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
   847,697     AAA/Aaa        Prudential Securities Secured Financing
                              Co., Series 1999-NRF1 A1, 6.074%,
                              1/15/08                                       $  803,325
 1,000,000     AAA/Aaa        Prudential Securities Secured Financing
                              Co., Series 1999-NRF1 A1, 6.48%,
                              1/15/09                                          934,375
     8,164     AAA/Aaa        Resolution Trust Corp., Series 1992-5A6,
                              9.24%, 5/25/26                                     8,123
                                                                            ----------
                              Total Collateralized Mortgage Obligations     $1,745,823
                                                                            ----------
                              (Cost $1,875,231)
                              CORPORATE BONDS - 66.4%
                              Basic Materials - 4.1%
                              Chemicals (Diversified) - 0.7%
 1,000,000     B+/B2          Huntsman ICI Chemicals, 10.125%,
                              7/1/09                                        $1,005,000
                                                                            ----------
                              Chemicals (Specialty) - 0.6%
 1,000,000     BB/Ba2         Arco Chemical Co., 9.8%, 2/1/20               $  910,000
                                                                            ----------
                              Iron & Steel - 2.0%
 1,000,000     AA-/A1         Nucor Corp., 6.0%, 1/1/09 (144A)              $  880,880
 2,000,000     BBB-/Baa2      USX Corp., 8.125%, 7/15/23                     1,988,900
                                                                            ----------
                                                                            $2,869,780
                                                                            ----------
                              Metals Mining - 0.1%
 1,000,000     CC/Ca          AEI Resources, Inc., 11.5%, 12/15/06
                              (144A)                                        $  100,000
                                                                            ----------
                              Paper & Forest Products - 0.7%
 1,000,000     A-/A3          Mead Corp., 8.125%, 2/1/23                    $  957,850
                                                                            ----------
                              Total Basic Materials                         $5,842,630
                                                                            ----------


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00                                      (continued)
--------------------------------------------------------------------------------

               S&P's/Moody's
Principal      Ratings
Amount         (unaudited)                                                       Value
                              Capital Goods - 1.4%
                              Engineering & Construction - 0.6%
$  895,000     B+/B2          Metromedia Fiber Network Inc., 10.0%,
                              11/15/08                                      $  886,050
                                                                            ----------
                              Waste Management - 0.8%
 1,000,000     B+/B2          Azurix Corp., 10.375%, 2/15/07 (144A)         $  965,000
   300,000     BB-/Ba3        Browning-Ferris Industries, Inc., 6.375%,
                              1/15/08                                          234,000
                                                                            ----------
                                                                            $1,199,000
                                                                            ----------
                              Total Capital Goods                           $2,085,050
                                                                            ----------
                              Communication Services - 2.0%
                              Cellular/Wireless Telecommunications - 1.3%
 1,000,000     B/B3           Crown Castle International Corp., 9.0%,
                              5/15/11                                       $  920,000
 1,000,000     B/B2           NEXTLINK Communications, Inc., 10.75%,
                              6/1/09                                           987,500
                                                                            ----------
                                                                            $1,907,500
                                                                            ----------
                              Telecommunications (Long Distance) - 0.7%
 1,000,000     AA-/A1         AT&T Corp., 8.125%, 1/15/22                   $  968,120
                                                                            ----------
                              Total Communication Services                  $2,875,620
                                                                            ----------
                              Consumer Cyclicals - 6.6%
                              Automobiles - 1.6%
 2,000,000     A/A2           General Motors Corp., 9.4%, 7/15/21           $2,276,280
                                                                            ----------
                              Building Materials - 1.0%
   750,000     B/B2           NCI Building Systems, Inc., 9.25%, 5/1/09     $  705,000
   750,000     B+/B1          Nortek Inc., 9.125%, 9/1/07                      695,625
                                                                            ----------
                                                                            $1,400,625
                                                                            ----------
                              Hardware & Tools - 0.3%
   500,000     B+/B1          Scott's Corp., 8.625%, 1/15/09 (144A)         $  475,000
                                                                            ----------
                              Homebuilding - 0.2%
   370,000     BB+/Ba2        Toll Corp, 8.125%, 2/1/09                     $  333,000
                                                                            ----------
                              Publishing (Newspapers) - 1.1%
 1,500,000     BBB-/Baa3      News America Holdings, Inc., 10.125%,
                              10/15/12                                      $1,615,350
                                                                            ----------


10 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P's/Moody's
Principal       Ratings
Amount          (unaudited)                                                          Value
                               Retail - 1.5%
$1,000,000      AA/Aa2         Wal-Mart Stores, Inc., 8.62%, 1/1/10            $ 1,056,680
 1,000,000      AA/Aa2         Wal-Mart Stores, Inc., 8.5%, 9/15/24              1,045,390
                                                                               -----------
                                                                               $ 2,102,070
                                                                               -----------
                               Services (Commerical & Consumer) - 0.2%
 1,100,000      BBB/Baa3       Laidlaw Inc., 7.65%, 5/15/06                    $   275,000
                                                                               -----------
                               Textiles (Apparel) - 0.7%
 1,000,000      BBB-/Baa2      Jones Apparel Group, Inc., 7.875%,
                               6/15/06                                         $   973,000
                                                                               -----------
                               Total Consumer Cyclicals                        $ 9,450,325
                                                                               -----------
                               Consumer Staples - 10.1%
                               Broadcasting (Television/Radio/Cable) - 5.7%
 1,000,000      BBB-/Baa2      British Sky Broadcasting Corp., 8.2%,
                               7/15/09                                         $   940,870
 1,000,000      B+/B2          Charter Communications Holdings LLC,
                               8.25%, 4/1/07                                       885,000
 2,200,000      BBB/Baa3       Continental Cablevision, Inc., 9.5%, 8/1/13       2,399,738
 1,500,000      BBB+/Baa1      Cox Enterprises, 7.375%, 6/15/09
                               (144A)                                            1,406,610
 1,040,000      B/B2           Echostar DBS Corp., 9.25%, 2/1/06                 1,008,800
 1,250,000      AA-/Ba1        Tele-Communications, Inc., 10.125%,
                               4/15/22                                           1,506,950
                                                                               -----------
                                                                               $ 8,147,968
                                                                               -----------
                               Distributors (Food & Health) - 1.7%
   500,000      B-/B3          Fisher Scientific International Inc., 9.0%,
                               2/1/08                                          $   463,750
 1,000,000      BBB+/Baa1      SUPERVALU Inc., 8.875%, 11/15/22                    992,750
 1,000,000      B/B2           Wesco Distribution Inc., 9.125%, 6/1/08             915,000
                                                                               -----------
                                                                               $ 2,371,500
                                                                               -----------
                               Entertainment - 2.2%
 1,000,000      B-/B3          Premier Parks, Inc., 9.75%, 6/15/07             $   965,000
 2,000,000      BBB/Baa3       Time Warner Inc., 9.15%, 2/1/23                   2,187,460
                                                                               -----------
                                                                               $ 3,152,460
                                                                               -----------
                               Household Products (Non-Durables) - 0.5%
   750,000      B2/B           Playtex Family Products, Inc., 9.0%,
                               12/15/03                                        $   727,500
                                                                               -----------
                               Total Consumer Staples                          $14,399,428
                                                                               -----------


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00                                      (continued)
--------------------------------------------------------------------------------

                S&P's/Moody's
Principal       Ratings
Amount          (unaudited)                                                        Value
                               Energy - 9.3%
                               Oil (Domestic Integrated) - 1.5%
$2,000,000      A-/A3          Phillips Petroleum Co., 9.18%, 9/15/21        $ 2,066,400
                                                                             -----------
                               Oil (International Integrated) - 2.0%
 1,580,000      AA+/Aa2        Imperial Oil Ltd., 8.75%, 10/15/19            $ 1,633,293
 1,200,000      A+/A1          Texaco Capital Corp., 8.25%, 10/1/06            1,249,848
                                                                             -----------
                                                                             $ 2,883,141
                                                                             -----------
                               Oil & Gas (Drilling & Equipment) - 2.3%
 1,500,000      A-/A3          Nabors Industries Inc., 6.8%, 4/15/04         $ 1,450,575
   750,000      B+/B1          Parker Drilling Co., 9.75%, 11/15/06              723,750
 1,000,000      BB-/Ba3        RBF Finance Co., 11.0%, 3/15/06                 1,075,000
                                                                             -----------
                                                                             $ 3,249,325
                                                                             -----------
                               Oil & Gas (Production/Exploration) - 2.8%
 1,000,000      BB/Ba2         EOTT Energy Partners L.P., 11.0%, 10/1/09     $ 1,010,000
 2,000,000      BB-/Ba2        Gulf Canada Resources Ltd., 9.625%,
                               7/1/05                                          2,044,680
   975,000      BB+/Ba1        Santa Fe Snyder Corp., 8.05%, 6/15/04             965,182
                                                                             -----------
                                                                             $ 4,019,862
                                                                             -----------
                               Oil & Gas (Refining & Marketing) - 0.7%
 1,000,000      BBB/Baa2       Ashland Oil Co., 8.8%, 11/15/12               $ 1,029,670
                                                                             -----------
                               Total Energy                                  $13,248,398
                                                                             -----------
                               Financial - 18.4%
                               Banks (Major Regional) - 3.6%
 1,000,000      AA-/Aa3        Barclays North America Capital Corp.,
                               9.75%, 5/15/21                                $ 1,067,930
 1,550,000      A-/A2          Corestates Capital Corp., 9.375%,
                               4/15/03                                         1,605,258
 2,000,000      A+/A2          Mellon Bank NA, 7.375%, 5/15/07                 1,952,440
   500,000      A/A1           Republic New York Corp., 9.3%, 6/1/21             544,505
                                                                             -----------
                                                                             $ 5,170,133
                                                                             -----------
                               Banks (Money Center) - 0.7%
 1,000,000      AA-/Aa3        National Westminster Bancorp, Inc.,
                               9.375%, 11/15/03                              $ 1,062,490
                                                                             -----------
                               Banks (Regional) - 1.4%
 2,000,000      A+/A1          Bank of Montreal, 7.8%, 4/1/07                $ 2,009,260
                                                                             -----------


12 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P's/Moody's
Principal       Ratings
Amount          (unaudited)                                                       Value
                               Consumer Finance - 3.0%
$1,000,000      BB+/Baa3       Capital One Financial Corp., 7.125%,
                               8/1/08                                       $   901,000
 3,000,000      A+/A1          Ford Capital BV, 9.5%, 6/1/10                  3,336,660
                                                                            -----------
                                                                            $ 4,237,660
                                                                            -----------
                               Financial (Diversified) - 6.8%
 2,500,000      A+/A2          American General Finance Corp., 8.125%,
                               8/15/09                                      $ 2,513,675
 1,100,000      A+/A1          Associates Corp., 8.15%, 8/1/09                1,105,005
 1,000,000      BBB+/Baa1      AvalonBay Communities Inc., 6.8%,
                               7/15/06                                          933,510
 1,000,000      BBB-/Baa3      Colonial Realty L.P., 1.0%, 7/14/07              898,610
 1,500,000      A/A3           Deere (John) Capital Corp., 8.625%,
                               8/1/19                                         1,469,400
 1,500,000      A-/A3          Hertz Corp., 6.25%, 3/15/09                    1,352,625
 1,500,000      BBB/Baa3       Mack-Cali Realty, 7.25%, 3/15/9                1,360,755
                                                                            -----------
                                                                            $ 9,633,580
                                                                            -----------
                               Insurance (Property/Casualty) - 2.9%
 1,500,000      AAA/Aa1        GEICO Corp., 9.15%, 9/15/21                  $ 1,584,360
 1,535,000      AA/Aa2         National Re Corp., 8.85%, 1/15/59              1,598,979
 1,000,000      BBB+/Baa1      W.R. Berkley, 8.7%, 1/1/22                       938,600
                                                                            -----------
                                                                            $ 4,121,939
                                                                            -----------
                               Total Financial                              $26,235,062
                                                                            -----------
                               Healthcare - 3.9%
                               Healthcare (Diversified) - 0.9%
 1,175,000      B/B3           King Pharmaceutical Inc., 10.75%,
                               2/15/09                                      $ 1,216,125
                                                                            -----------
                               Healthcare (Hospital Management) - 0.8%
   375,000      BB+/Ba2        Columbia/HCA Healthcare Corp., 7.25%,
                               5/20/08                                      $   334,478
 1,000,000      BB-/Ba3        Tenet Healthcare Corp., 8.125%, 12/1/08          920,000
                                                                            -----------
                                                                            $ 1,254,478
                                                                            -----------
                               Healthcare (Medical Products/Supplies) - 2.2%
 1,070,000      BB+/Ba1        Beckman Instruments, Inc., 7.05%, 6/1/26     $ 1,002,579
   750,000      NR/NR          Bio-Rad Labs Inc., 11.625%, 2/15/07              772,500


   The accompanying notes are an integral part of these financial statements. 13

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00                                      (continued)
--------------------------------------------------------------------------------

                S&P's/Moody's
Principal       Ratings
Amount          (unaudited)                                                      Value
                               Healthcare (Medical Products/Supplies) - (continued)
$1,500,000      A-/Baa1        Guidant Corp., 6.15%, 2/15/06               $ 1,392,150
                                                                           -----------
                                                                           $ 3,167,229
                                                                           -----------
                               Total Healthcare                            $ 5,637,832
                                                                           -----------
                               Technology - 0.6%
                               Computers (Hardware) - 0.6%
   900,000      BBB+/Baa1      Sun Microsystems Inc., 7.65%, 8/15/09       $   891,954
                                                                           -----------
                               Total Technology                            $   891,954
                                                                           -----------
                               Transportation - 5.9%
                               Airfreight - 1.5%
 2,000,000      BBB+/A3        Federal Express Corp., 8.4%, 3/23/10        $ 2,067,180
                                                                           -----------
                               Airlines - 3.7%
 1,481,649      BBB/A2         American Airlines, Inc., 9.71%, 1/2/07      $ 1,579,838
 1,000,000      BB/Ba2         Northwest Airlines, Inc., 8.52%, 4/7/04         931,770
 1,876,673      A/A1           Southwest Airlines Co., 7.67%, 1/2/14         1,884,968
 1,000,000      BB+/Baa3       United Air Lines, Inc., 9.125%, 1/15/12         935,900
                                                                           -----------
                                                                           $ 5,332,476
                                                                           -----------
                               Railroads - 0.7%
 1,000,000      BBB+/Baa1      Norfolk Southern Corp., 9.0%, 3/1/21        $ 1,068,570
                                                                           -----------
                               Total Transportation                        $ 8,468,226
                                                                           -----------
                               Utilities - 4.1%
                               Electric Companies - 1.4%
 1,000,000      BBB-/Baa3      Great Lakes Power Inc., 8.3%, 3/1/05        $   987,770
 1,000,000      A/A2           Virginia Electric and Power Co., 8.75%,
                               4/1/21                                        1,029,040
                                                                           -----------
                                                                           $ 2,016,810
                                                                           -----------
                               Natural Gas - 2.7%
 1,000,000      BBB-/Baa2      KN Energy Inc., 6.45%, 11/30/01             $   983,510
 1,000,000      A-/Baa1        Northern Natural Gas, 7.0%, 6/1/11
                               (144A)                                          943,470
 1,000,000      A/A2           Oneok, Inc., 6.0%, 2/1/09                       876,060
 1,000,000      BBB/Baa2       Sonat Inc., 7.625%, 7/15/11                     976,610
                                                                           -----------
                                                                           $ 3,779,650
                                                                           -----------
                               Total Utilities                             $ 5,796,460
                                                                           -----------
                               Total Corporate Bonds
                               (Cost $101,261,252)                         $94,930,985
                                                                           -----------


14 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                             Value
               U.S. GOVERNMENT AND AGENCY
               OBLIGATIONS - 29.5%
$   12,930     Federal Home Loan Mortgage Corp.,
               10.0%, 11/1/02                                 $   13,041
    25,501     Federal Home Loan Mortgage Corp.,
               10.5%, 4/1/19                                      27,323
    32,862     Federal Home Loan Mortgage Corp.,
               REMIC Series 1988-24B, 9.5%, 1/15/05               33,517
   118,142     Federal National Mortgage Association,
               11.0%, 6/1/19                                     129,164
    27,953     Federal National Mortgage Association,
               10.0%, 7/1/19                                      29,547
   169,717     Federal National Mortgage Association,
               REMIC 1989-19A, 10.3%, 4/25/19                    179,837
     7,751     Federal National Mortgage Association,
               REMIC 1989-19B, 10.3%, 4/25/19                      8,439
    21,024     Government National Mortgage Association,
               9.5%, 5/15/20                                      21,851
   193,966     Government National Mortgage Association,
               10.0%, 1/15/18 to 7/15/20                         205,012
 8,441,987     Government National Mortgage Association,
               8.0%, 11/15/29 to 1/15/30                       8,537,465
 9,316,210     Government National Mortgage Association,
               7.5%, 5/15/27 to 2/15/30                        9,254,545
 8,680,904     Government National Mortgage Association,
               7.0%, 7/15/29 to 12/15/30                       8,447,293
    66,619     Government National Mortgage Association I,
               10.0%, 1/15/06                                     67,862
 2,398,325     Government National Mortgage Association I,
               8.0%, 5/15/30                                   2,425,450
    30,038     Government National Mortgage Association II,
               9.5%, 12/20/20                                     31,003
    27,514     Government National Mortgage Association,
               Midget, 10.0%, 5/15/04                             28,035
 1,500,000     Government National Mortgage Association,
               REMIC Series 1998-21, 6.5%, 10/20/11            1,429,125
 3,000,000     U.S. Treasury Bonds, 7.5%, 11/15/16             3,380,550
 3,000,000     U.S. Treasury Bonds, 8.0%, 11/15/21             3,619,560


   The accompanying notes are an integral part of these financial statements. 15

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00                                      (continued)
--------------------------------------------------------------------------------

               S&P's/Moody's
Principal      Ratings
Amount         (unaudited)                                                     Value
                              U.S. Government and Agency
                              Obligations - (continued)
$  400,000                    U.S. Treasury Notes, 6.375%, 9/30/01      $    399,436
 1,000,000                    U.S. Treasury Notes, 5.875%, 11/15/04          985,700
 2,000,000                    U.S. Treasury Notes, 7.0%, 7/15/06           2,073,280
   750,000                    U.S. Treasury Notes, 6.25%, 8/15/23            754,545
                                                                        ------------
                              Total U.S. Government and
                              Agency Obligations
                              (Cost $41,831,247)                        $ 42,081,580
                                                                        ------------
                              FOREIGN GOVERNMENT SPONSORED - 1.9%
 1,500,000     A+/A2          Hydro-Quebec, 8.0%, 2/1/13                $  1,565,595
 1,000,000     A/A2           Province of Saskatchewan, 9.375%,
                              12/15/20                                     1,180,460
                                                                        ------------
                              Total Foreign Government Sponsored
                              (Cost $2,740,700)                         $  2,746,055
                                                                        ------------
                              TOTAL INVESTMENT IN SECURITIES - 100.0%
                              (Cost $149,176,608) (a)(b)                $142,948,704
                                                                        ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2000, the value of these securities amounted to $4,770,960 or 3.3% of total net assets.

(a) At June 30, 2000, the net unrealized loss on investments, based on cost for federal income tax purposes of $149,355,671 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $   778,859

    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                      (7,185,826)
                                                                    -----------
    Net unrealized loss                                             $(6,406,967)
                                                                    ===========

(b) At June 30, 2000, the Fund had a net capital loss carryforward of $6,644,799 which will expire between 2003 and 2008 if not utilized.

Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA) are interests in separate pools of mortgages. All separate investments in these issuers which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

      Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2000 were as follows:

                                    Purchases          Sales
                                   -----------      ------------
    Long-term U.S. Government      $76,112,571      $108,438,303
    Other Long-term Securities      23,284,284        22,376,772


16 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/00
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $149,176,608)     $142,948,704
  Cash                                                            494,315
  Receivables -
   Fund shares sold                                               404,989
   Interest                                                     2,887,327
  Other                                                               477
                                                             ------------
    Total assets                                             $146,735,812
                                                             ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                   $    389,747
   Dividends                                                      208,957
  Due to affiliates                                               142,183
  Accrued expenses                                                113,160
                                                             ------------
    Total liabilities                                        $    854,047
                                                             ------------
NET ASSETS:
  Paid-in capital                                            $162,604,600
  Accumulated undistributed net investment income                  55,980
  Accumulated net realized loss on investments                (10,550,911)
  Net unrealized loss on investments                           (6,227,904)
                                                             ------------
    Total net assets                                         $145,881,765
                                                             ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $102,348,683/12,077,569 shares)          $       8.47
                                                             ============
  Class B (based on $37,268,744/4,413,872 shares)            $       8.44
                                                             ============
  Class C (based on $6,264,338/740,876 shares)               $       8.46
                                                             ============

MAXIMUM OFFERING PRICE:
  Class A                                                    $       8.87
                                                             ============


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 6/30/00

INVESTMENT INCOME:
  Interest                                                                 $13,264,833
                                                                           -----------
EXPENSES:
  Management fees                                            $844,331
  Transfer agent fees
   Class A                                                    294,305
   Class B                                                    160,089
   Class C                                                     55,266
  Distribution fees
   Class A                                                    292,375
   Class B                                                    433,236
   Class C                                                     85,925
  Administrative fees                                          44,975
  Custodian fees                                               43,314
  Registration fees                                            42,889
  Professional fees                                            84,396
  Printing                                                     42,644
  Fees and expenses of nonaffiliated trustees                  25,432
  Miscellaneous                                                 9,495
                                                             --------
    Total expenses                                                         $ 2,458,672
    Less fees paid indirectly                                                  (39,376)
                                                                           -----------
    Net expenses                                                           $ 2,419,296
                                                                           -----------
     Net investment income                                                 $10,845,537
                                                                           -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments                                        $(6,904,742)
   Change in net unrealized loss on investments                             (2,601,649)
                                                                           -----------
    Net loss on investments                                                $(9,506,391)
                                                                           -----------
    Net increase in net assets resulting from operations                   $ 1,339,146
                                                                           ===========


18 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 6/30/00 and 6/30/99

                                                          Year Ended         Year Ended
FROM OPERATIONS:                                            6/30/00
    6/30/99
Net investment income                                    $ 10,845,537       $ 10,582,259
Net realized gain (loss) on investments                    (6,904,742)           937,466
Change in net unrealized gain or loss on investments       (2,601,649)       (10,260,323)
                                                         ------------       ------------
 Net increase in net assets resulting
   from operations                                       $  1,339,146       $  1,259,402
                                                         ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.58 and $0.56 per share, respectively)       $ (7,812,946)      $ (7,701,473)
 Class B ($0.51 and $0.48 per share, respectively)         (2,547,821)        (2,283,992)
 Class C ($0.46 and $0.48 per share, respectively)           (456,721)          (599,723)
                                                         ------------       ------------
    Total distributions to shareholders                  $(10,817,488)      $(10,585,188)
                                                         ------------       ------------
FROM FUND SHARE TRANSACTION
Net proceeds from sale of shares                         $ 90,338,479       $220,458,929
Reinvestment of distributions                               8,109,094          7,689,631
Cost of shares repurchased                               (132,759,583)      (182,879,191)
                                                         ------------       ------------
 Net increase (decrease) in net assets resulting
    from fund share transactions                         $(34,312,010)      $ 45,269,369
                                                         ------------       ------------
 Net increase (decrease) in net assets                   $(43,790,352)      $ 35,943,583
NET ASSETS:
Beginning of year                                         189,672,117        153,728,534
                                                         ------------       ------------
End of year (including accumulated undistributed net
  investment income of $55,980 and $12,118,
  respectively)                                          $145,881,765       $189,672,117
                                                         ============       ============

CLASS A                              '00 Shares       '00 Amount           '99 Shares       '99 Amount
Shares sold                            6,961,511     $ 59,973,090           16,837,950     $157,202,981
Reinvestment of distributions            710,968        6,121,497              638,020        5,941,487
Less shares repurchased              (10,081,538)     (86,763,886)         (15,191,420)    (141,713,341)
                                     -----------     ------------          -----------     ------------
  Net increase (decrease)             (2,409,059)    $(20,669,299)           2,284,550     $ 21,431,127
                                     -----------     ------------          -----------     ------------
CLASS B
Shares sold                            1,752,374     $ 15,137,966            4,694,027     $ 43,795,349
Reinvestment of distributions            195,908        1,681,866              160,668        1,489,392
Less shares repurchased               (3,126,491)     (26,892,331)          (2,573,656)     (23,845,332)
                                     -----------     ------------          -----------     ------------
  Net increase (decrease)             (1,178,209)    $(10,072,499)           2,281,039     $ 21,439,409
                                     -----------     ------------          -----------     ------------
CLASS C
Shares sold                            1,740,006     $ 15,227,423            2,092,821     $ 19,460,599
Reinvestment of distributions             35,624          305,731               27,934          258,752
Less shares repurchased               (2,200,860)     (19,103,366)          (1,869,099)     (17,320,518)
                                     -----------     ------------          -----------     ------------
Net increase (decrease)                 (425,230)    $ (3,570,212)             251,656     $  2,398,833
                                     -----------     ------------          -----------     ------------


   The accompanying notes are an integral part of these financial statements. 19

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                             6/30/00      6/30/99      6/30/98      6/30/97     6/30/96
CLASS A
Net asset value, beginning of year                          $   8.94     $   9.37     $   9.07     $  9.08     $   9.35
                                                            --------     --------     --------     -------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.58     $   0.56     $   0.59     $  0.63     $   0.64
 Net realized and unrealized gain (loss) on investments        (0.47)       (0.43)        0.30       (0.01)       (0.27)
                                                            --------     --------     --------     -------     --------
  Net increase from investment operations                   $   0.11     $   0.13     $   0.89     $  0.62     $   0.37
Distributions to shareholders:
 Net investment income                                         (0.58)       (0.56)       (0.59)      (0.63)       (0.64)
                                                            --------     --------     --------     -------     --------
Net increase (decrease) in net asset value                  $  (0.47)    $  (0.43)    $   0.30     $ (0.01)    $  (0.27)
                                                            --------     --------     --------     -------     --------
Net asset value, end of year                                $   8.47     $   8.94     $   9.37     $  9.07     $   9.08
                                                            ========     ========     ========     =======     ========
Total return*                                                   1.30%        1.35%       10.04%       7.09%        4.02%
Ratio of net expenses to average net assets+                    1.18%        1.04%        1.18%       1.14%        1.19%
Ratio of net investment income to average net assets+           6.68%        6.01%        6.34%       6.97%        6.80%
Portfolio turnover rate                                           60%          46%          44%         48%          39%
Net assets, end of year (in thousands)                      $102,349     $129,487     $114,326     $98,310     $101,957
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.15%        1.02%        1.17%       1.12%        1.18%
 Net investment income                                          6.71%        6.03%        6.35%       6.99%        6.81%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                             6/30/00      6/30/99      6/30/98      6/30/97     6/30/96
CLASS B
Net asset value, beginning of year                          $  8.91      $  9.33      $  9.03      $  9.02      $  9.31
                                                            -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.50      $  0.48      $  0.51      $  0.56      $  0.57
 Net realized and unrealized gain (loss) on investments       (0.46)       (0.42)        0.31        (0.01)       (0.28)
                                                            -------      -------      -------      -------      -------
  Net increase from investment operations                   $  0.04      $  0.06      $  0.82      $  0.55      $  0.29
Distributions to shareholders:
 Net investment income                                        (0.51)       (0.48)       (0.52)       (0.54)       (0.57)
 In excess of net investment income                               -            -            -            -        (0.01)
                                                            -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ (0.47)     $ (0.42)     $  0.30      $  0.01      $ (0.29)
                                                            -------      -------      -------      -------      -------
Net asset value, end of year                                $  8.44      $  8.91      $  9.33      $  9.03      $  9.02
                                                            =======      =======      =======      =======      =======
Total return*                                                  0.48%        0.57%        9.21%        6.24%        3.15%
Ratio of net expenses to average net assets+                   2.05%        1.86%        1.98%        1.97%        1.96%
Ratio of net investment income to average net assets+          5.81%        5.18%        5.52%        6.12%        6.01%
Portfolio turnover rate                                          60%          46%          44%          48%          39%
Net assets, end of year (in thousands)                      $37,269      $49,816      $30,888      $20,104      $14,843
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  2.03%        1.83%        1.97%        1.96%        1.94%
 Net investment income                                         5.83%        5.21%        5.53%        6.13%        6.03%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended    1/31/96 to
                                                             6/30/00      6/30/99      6/30/98      6/30/97       6/30/96
CLASS C
Net asset value, beginning of period                         $ 8.89      $  9.31       $ 9.02       $ 9.02        $ 9.54
                                                             ------      -------       ------       ------        ------
Increase (decrease) from investment operations:
 Net investment income                                       $ 0.48      $  0.48       $ 0.52       $ 0.54        $ 0.23
 Net realized and unrealized gain (loss) on investments       (0.45)       (0.42)        0.29            -         (0.52)
                                                             -------     -------       ------       ------        ------
  Net increase (decrease) from investment operations         $ 0.03      $  0.06       $ 0.81       $ 0.54        $(0.29)
Distributions to shareholders:
 Net investment income                                        (0.46)       (0.48)       (0.52)       (0.54)        (0.22)
 In excess of net investment income                               -            -            -            -         (0.01)
                                                             ------      -------       ------       ------        ------
Net increase (decrease) in net asset value                   $(0.43)     $ (0.42)      $ 0.29       $    -        $(0.52)
                                                             ------      -------       ------       ------        ------
Net asset value, end of period                               $ 8.46      $  8.89       $ 9.31       $ 9.02        $ 9.02
                                                             ======      =======       ======       ======        ======
Total return*                                                  0.36%        0.60%        9.12%        6.13%        (3.00)%
Ratio of net expenses to average net assets+                   2.32%        1.86%        1.90%        2.05%         2.18%**
Ratio of net investment income to average net assets+          5.53%        5.17%        5.58%        5.83%         5.79%**
Portfolio turnover rate                                          60%          46%          44%          48%           39%
Net assets, end of period (in thousands)                     $6,264      $10,369       $8,515       $4,588        $  343
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  2.30%        1.83%        1.89%        1.92%         2.13%**
 Net investment income                                         5.55%        5.20%        5.59%        5.96%         5.84%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
 +   Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00                                (continued)
--------------------------------------------------------------------------------

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

     At June 30, 2000, the Fund has reclassified $15,813 from accumulated net realized loss on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $20,714 in underwriting commissions on the sale of fund shares for the year ended June 30, 2000.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 2000, $63,758 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $31,736 in transfer agent fees payable to PSC at June 30, 2000.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $46,689 in distribution fees payable to PFD at June 30, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00                                (continued)
--------------------------------------------------------------------------------

within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2000, CDSCs in the amount of $323,507 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended June 30, 2000, the Fund's expenses were reduced by $39,376 under such arrangements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Bond Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Bond Fund as of June 30, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 11, 2000

Pioneer Bond Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Sherman B. Russ, Vice President
Marguerite A. Piret                   Eric W. Reckard, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Pioneer Bond Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Growth Shares                 Pioneer America Income Trust
Pioneer Micro-Cap Fund                Pioneer Bond Fund
Pioneer Mid-Cap Fund                  Pioneer High Yield Fund
Pioneer Mid-Cap Value Fund            Pioneer Limited Maturity Bond Fund
Pioneer Science & Technology Fund     Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares




* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]

Pioneer Investment Management, Inc.
60 State Street                          8636-00-0800
Boston, Massachusetts 02109              (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                     [recycle bug] Printed on Recycled Paper